                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 22, 1997
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



            1-6157                              36-1208070
            ------                              ----------
   (Commission File Number)        (IRS Employer Identification Number)


                  500 West Monroe Street, Chicago, Illinois   60661
                  -----------------------------------------   -----
                  (Address of principal executive offices)  (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On October 22, 1997, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending September 30, 1997. A copy of the press release is attached.

On October 6, 1997, Registrant issued $250,000,000 aggregate principal amount of 6.44% Notes due October 6, 2002, under its Registration Statement on Form S-3, File No 33-62479, pursuant to a Prospectus Supplement dated October 1, 1997.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99 Heller Financial, Inc. - Report of Net Income for the quarter ending September 30, 1997, dated October 22, 1997

99   Heller Financial, Inc. - $250,000,000 6.44% Note Due October 6, 2002



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 1997
       ----------------



                                       HELLER FINANCIAL, INC.



                                       By: /s/ Lauralee E. Martin
                                           ------------------------
                                           Lauralee E. Martin
                                           Title:  Executive Vice President and
                                           Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                                                         Numbered Pages
------                                                         --------------

99        Heller Financial, Inc. - Report of Net Income        4 - 7
          for the quarter ending September 30, 1997, dated
          October 22, 1997

99        Heller Financial, Inc. - $250,000,000 6.44% Note     8 - 13
          due October 6, 2002

                                                                   PRESS RELEASE
                     Heller Financial, Inc. Reports Record
                     -------------------------------------
                        Net Income for 1997 Nine Months
                        -------------------------------

     Chicago--(October 22, 1997)--Heller Financial, Inc. today reported a 14 percent and 18 percent increase in net income for the 1997 third quarter and nine months ended September 30, 1997, said Richard J. Almeida, Heller's Chairman and Chief Executive Officer. The company's record net income for the nine months was highlighted by double digit growth in nearly all components of operating revenues along with record new business volume and the lowest level of nonearnings in more than 10 years.

     Financial highlights include:

* Net income of $40 million for the 1997 third quarter and $123 million for the nine months was $5 million and $19 million higher than the respective prior year periods. Earnings were driven by a 56 percent increase in operating revenues for the third quarter and a 39 percent jump for the nine months. Net interest income increased 20 percent for the quarter and 15 percent for the nine months due to the higher levels of lending assets, while factoring commissions grew largely as a result of the consolidation of Factofrance. Fees and other income increased by 342 percent for the quarter and 169 percent for the nine months. Growth in this category for the nine months reflected the continued strong income from real estate investments and participations as well as $26 million of real estate and equipment-based securitization gains.

* As reported by the company earlier this year, Heller increased its ownership in Paris-based Factofrance to essentially 100 percent. With Factofrance's results now accounted for on a consolidated basis, Heller's operating revenues increased $64 million and operating expenses grew $36 million for the nine months. The acquisition had a modest favorable impact on Heller's third quarter and nine month net income as Factofrance's earnings were largely offset by the costs of the acquisition.

* For the nine months, commitments, including new business fundings, increased 63 percent over the prior year period. The surge in new business was driven by across-the-board increases in originations for all Heller businesses. The portfolio showed strong liquidity as evidenced by higher levels of paydowns, loan sales, syndications and securitizations.

* Operating expenses increased for the nine months due to the impact of the Factofrance consolidation and continued investment spending.

* Despite a modestly lower level of writeoffs, the provision for losses increased for both periods primarily due to lower levels of recoveries in the current year and provisions for growth in lending assets. The ongoing portfolio exhibited strong credit performance with the post-1990 lending assets requiring only $42 million--or 60 basis points--of net writeoffs during the first nine months.

* The company's credit profile continued to strengthen as nonearnings were reduced by more than $50 million in the third quarter. The company's ratio of nonearning assets to total lending assets was 2.3 percent at September 30 compared to 3.6 percent a year ago. Nonearnings in the company's post-1990 portfolio represented less than 1 percent of total lending assets.

   "Heller's strong financial fundamentals, coupled with our expanding originations capability through our highly-focused businesses, have made this an extremely successful year thus far," said Almeida. "We continue to place a high priority on building a strong Heller platform from which our businesses can readily provide financing solutions to customers in those middle market and small business sectors where we have real expertise."

     Heller Financial, Inc. is a worldwide commercial financial services organization which is a wholly owned subsidiary of The Fuji Bank Limited, one of the world's largest banks. Heller provides U.S.-based clients with equipment financing and leasing, factoring and working capital loans, collateral-based financing, cash flow financing, real estate financing, small business lending, and specialized equity investments. The company also operates through joint venture and wholly owned companies located in 18 countries in Europe, Asia, Australia and Latin America. These companies specialize in asset-based finance, factoring, acquisition finance, leasing, vendor finance and trade finance.

                    Heller Financial, Inc. and Subsidiaries
                     Consolidated Condensed Balance Sheets
                                 (in millions)

                                                       September 30,          December 31,
                                                            1997                  1996
                                                       --------------         ------------
Assets                                                  (unaudited)
------
Cash and cash equivalents                                 $   331                $  296
Total receivables                                          10,357                 8,529

Less:  Allowance for losses of receivables                    255                   225
                                                          -------                ------

   Net receivables                                         10,102                 8,304

Investments, debt securities and operating leases             915                   805
Investments in international joint ventures                   200                   272
Other assets                                                  381                   249
                                                          -------                ------

                                                          $11,929                $9,926
                                                          =======                ======

Liabilities and Stockholders' Equity
------------------------------------

Senior debt
   Commercial paper and short-term borrowings             $ 4,039                $2,745
   Notes and debentures                                     4,678                 4,761
                                                          -------                ------

   Total debt                                               8,717                 7,506

Credit balances of factoring clients                        1,120                   590
Other payables and accruals                                   383                   306
                                                          -------                ------

   Total liabilities                                       10,220                 8,402

Minority interest in equity of Heller
 International Group, Inc.                                     59                    57

Stockholders' equity
   Cumulative Perpetual Senior Preferred
       Stock Series A                                         125                   125
   Noncumulative Perpetual Senior Preferred
       Stock, Series B                                        150                     -
   Cumulative Convertible Preferred
       Stock, Series D                                          -                    25
   Common stock, additional paid-in
       capital and retained earnings                        1,375                 1,317
                                                          -------                ------

   Total stockholders' equity                               1,650                 1,467
                                                          -------                ------

                                                          $11,929                $9,926
                                                          =======                ======

                    Heller Financial, Inc. and Subsidiaries
                  Consolidated Condensed Statements of Income
                                 (in millions)




                                               For the Three Months              For the Nine Months
                                               --------------------              -------------------
                                                Ended September 30                Ended September 30
                                                ------------------               -------------------

                                              1997            1996             1997             1996
                                              ----            ----             ----             ----
                                                  (unaudited)                       (unaudited)

Interest income                               $233            $198             $679             $598

Interest expense                               129             111              376              334
                                              ----            ----             ----             ----

   Net interest income                         104              87              303              264

Fees and other income                           53              12              132               49

Factoring commissions                           28              14               71               40

Income of international joint  ventures          8              11               27               31
                                              ----            ----             ----             ----

   Operating revenues                          193             124              533              384

Operating expenses                              91              58              243              177

Provision for losses                            48              12              104               61
                                              ----            ----             ----             ----

   Income before taxes
   and minority interest                        54              54              186              146

Income tax provision                            12              17               57               38

Minority interest in income of
   Heller International Group, Inc.              2               2                6                4
                                              ----            ----             ----             ----

Net income                                    $ 40            $ 35             $123             $104
                                              ====            ====             ====             ====

                             HELLER FINANCIAL, INC.
                                   6.44% NOTE
                              DUE OCTOBER 6, 2002

NO. R-1
CUSIP NO. 423328 BF 9                                         U.S. $250,000,000

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC" OR THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     HELLER FINANCIAL, INC., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the sum of 250,000,000 Dollars on October 6, 2002, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from October 6, 1997, or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, semi-annually on April 6 and October 6 in each year, commencing April 6, 1998, through maturity (each an "Interest Payment Date"), until the principal hereof is paid or has been duly provided for, at the rate of 6.44% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the fifteenth day of the calendar month immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on each Interest Payment Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a record date not more than 15 days and not less than 10 days prior to the date fixed by the Trustee for payment of such defaulted interest and not less than 10 days after the receipt by the Trustee from the Company of notice of the proposed payment, notice of which record date shall be given to Holders of Notes not less than 10 days prior to such record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of Interest may be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                   *   *   *

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

     THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

DATED:    October 6, 1997

                                   HELLER FINANCIAL, INC.


                                   By:  ___________________________________
                                        Senior Vice President and Treasurer

(Seal)

ATTEST:

________________________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated and referred to in the within-mentioned Indenture.

                                   STATE STREET BANK AND TRUST
                                   COMPANY, as Trustee

                                   By:  ________________________
                                        Authorized Signatory

                               (Reverse of Note)

                             HELLER FINANCIAL, INC.
                                   6.44% NOTE
                              DUE OCTOBER 6, 2002

     This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company, all such Securities issued and to be issued under an Indenture for Senior Securities (herein, together with all indentures supplemental thereto, called the "Indenture") dated as of September 1, 1995, between the Company and State Street Bank and Trust Company, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee and of the Company. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series designated on the face hereof (the "Notes").

     The Notes are not redeemable by the Company prior to maturity and do not provide for any sinking fund.

     If any Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series of Securities to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer herefor or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Securities Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for the purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Company and the Securities Registrar duly executed by, the Holder herefor or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

     This Security is exchangeable by the Company only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Note or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Notes represented hereby has occurred and is continuing, provided that the certificated Notes so issued by the Company in exchange for this permanent global Note shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a Person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in this Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment, penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

     The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article VI of the Indenture.

     Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN  - as joint tenants with right of survivorship
                     and not as tenants in common
          UNIF GIFT MIN ACT -

                 ________________  Custodian  ________________
                      (Cust)                      (Minor)

                       Under Uniform Gifts to Minors Act

                ______________________________________________

    Additional abbreviations may also be used though not in the above list.

                          __________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
 ___________________________________
|                                   |
|___________________________________|


____________________________________________________________________
      (Please Print or Typewrite Name and Address or Assignee)

the within instrument of HELLER FINANCIAL, INC. and does hereby irrevocably constitute and appoint ________________________________________________
________________________________________________________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Dated: ___________                          __________________________
                                            Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.